SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          February 22, 2013
                           Date of Report
                  (Date of Earliest Event Reported)

                         JMJP PARTNERS, INC.
         (Exact Name of Registrant as Specified in its Charter)

                  BACKGATE ACQUISITION CORPORATION
        (Former Name of Registrant as Specified in its Charter)

Delaware                     000-54824                  46-1855937
(State or other       (Commission File Number)         (IRS Employer
jurisdiction             of incorporation)         Identification No.)

                7545 Irvine Center Drive, Suite 200
                     Irvine, California 92618
              (Address of Principal Executive Offices)

                         215 Apolena Avenue
                   Newport Beach, California 92662
           (Former Address of Principal Executive Offices)

                           949-559-7200
                   (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On February 25, 2013, JMJP Partners, Inc. (formerly Backgate Acquisition Corporation) (the "Registrant" or the "Company") issued 1,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 67% of the total outstanding 1,500,000 shares of common stock.

ITEM 5.01     Changes in Control of Registrant

    On February 22, 2013, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on October 10, 2012 as supplemented by the information contained in this report.

    The Registrant anticipates that it will develop its business in growing technology markets, primarily telecommunications (voice, data, video) and mobile financial services (banking, payments, commerce). The Company intends to apply a consulting-based approach to assist entrepreneurs at the earliest stage of creation building new companies and markets.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

    On February 22, 2013, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On February 22, 2013, James McKillop resigned as the Registrant's vice president and director.

    On February 22, 2013, Tan Tran was named as the director of the Registrant.

    On February 22 2013, Tan Tran was appointed President, Secretary and Treasurer of the Registrant.

    Tan Tran is the principal officer of JMJP Partners, Inc., a private California company with a business plan parallel to that of the Registrant. Prior to joining JMJP Partners (California), Mr. Tran spent over 22 years at various telecommunications companies in marketing and sales positions serving the United States, Asia-Pacific, Latin America and Canadian markets. He has been focused on selling to service providers assisting them in the development of technical strategies and revenue growth around a next-gen network architecture. His responsibilities have ranged from engineering to product management to sales management and to executive P&L management. Mr. Tran is experienced in the areas of channel development, accounts acquisition and organization, sales/revenue planning and execution. He is currently concentrating on generating demands in the emerging market of Vietnam for JMJP Partners (California).

                        SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                  JMJP PARTNERS, INC.

Date: February 25, 2013           /s/ Tan Tran
                                      President